[VISKASE HOLDING]


                           PLEDGE AGREEMENT
                           ----------------

     This PLEDGE AGREEMENT (this "Agreement"), dated as of June __,
          ----------------
1999, made by VISKASE HOLDING CORPORATION, a Delaware corporation (the
              ---------------------------
"Pledgor"), to THE CIT GROUP/BUSINESS CREDIT, INC., a New York
               -----------------------------------
corporation, as agent ("Agent") on behalf of itself and the lenders ("Lenders") a party to that certain Financing Agreement of even date herewith (as amended, modified or restated from time to time, the "Financing Agreement") among Lenders and each of VISKASE CORPORATION, a
                                                 -------------------
Pennsylvania corporation and VISKASE SALES CORPORATION, a Delaware
                             -------------------------
corporation (collectively, the "Companies"). All capitalized terms used in this Agreement but not otherwise defined herein shall have the respective meanings as ascribed to such terms in the Financing Agreement.

                     W I T N E S S E T H:
                     -------------------

     WHEREAS, Pledgor, as an affiliate of each of the Companies, will receive significant and material benefits from the financial accommodations made to the Companies in connection with the Financing Agreement;

     WHEREAS, pursuant to the Financing Agreement, the Companies are about to incur certain Obligations;

     WHEREAS, pursuant to that certain Security Agreement of even date herewith between Pledgor and Agent (the "Security Agreement"), the Pledgor has granted to the Agent, on behalf and for the benefit of the Lenders, a lien upon and security interest in substantially all of its property and assets, including, without limitation, the Pledged Collateral (defined below), to secure the prompt and complete payment, performance and observance of the Guaranteed Obligations (as defined in the Security Agreement);

     WHEREAS, the Pledgor is the legal and beneficial owner of the shares of capital stock described in Schedule I hereto (the "Pledged
                                     ----------
Shares") and issued by the issuers named therein; and

     WHEREAS, it is a condition precedent to the making of the extensions of credit and other financial accommodations contemplated by the Financing Agreement that the Pledgor shall have entered into this Agreement.
     NOW, THEREFORE, in consideration of the premises and in order to induce the Agent and Lenders from time to time to make the extensions of credit and other financial accommodations contemplated by the Financing Agreement, the Pledgor hereby agrees with the Agent, on behalf and for the benefit of the Lenders, as follows:

     SECTION 1.  Pledge.  The Pledgor hereby pledges to the Agent, on
                 ------
behalf and for the benefit of the Lenders, and grants to the Agent, on behalf and for the benefit of the Lenders, a lien upon and security interest in, all of the following property and interests in property (the "Pledged Collateral"):

          (i)    all of the Pledged Shares;

          (ii) all additional shares of stock or other securities of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner and all shares of stock or other securities of any Person owned by the Pledgor who, after the date of this Agreement, becomes, as a result of any occurrence, a Subsidiary of the Pledgor (any such shares being "Additional Shares"); provided, however that the pledge of capital stock of any foreign Subsidiary of Pledgor shall be limited to sixty-five percent (65%) of such capital stock;

          (iii) the certificates representing the shares referred to in clauses (i) and (ii) above; and

          (iv) all dividends, cash, instruments and other property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

     SECTION 2.  Security for Guaranteed Obligations.  This Agreement
                 -----------------------------------
secures and the Pledged Collateral is security for the prompt and complete payment (whether at stated maturity, by acceleration or otherwise) of, and the performance and observance of, the Guaranteed Obligations.

     SECTION 3.  Delivery of Pledged Collateral.  All certificates or
                 ------------------------------
instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in its name or in the name of any of its nominees any or all of the Pledged Collateral. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.
SECTION 4.  Representations and Warranties.  The Pledgor makes the
            ------------------------------
following representations:

          (a) The Pledged Shares (i) have been duly authorized and validly issued; (ii) are fully paid and non-assessable; and
(iii) constitute 65% of the issued and outstanding shares of stock of each of Viskase Brazil (as defined in the Financing Agreement) and Viskase Europe (as defined in the Financing Agreement) and 100% of Viskase Australia Limited, a Delaware corporation.

          (b) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any mortgage, pledge, lien, charge, security interest, conditional sale or other title retention agreement or other encumbrance of any kind or description, including, without limitation, any agreement to give or grant a lien ("Lien"), except for the Lien created by this Agreement and Liens granted to the Term Lenders and D.P. Kelly (collectively, the "Permitted Liens").

          (c) Assuming continuous possession of the Pledged Shares by the Agent, the pledge of the Pledged Shares pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of all of the Guaranteed Obligations.

          (d) No consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the due execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or of the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally.

          (e)  The issuers named in Schedule I are the direct
                                    ----------
Subsidiaries of the Pledgor on the date hereof.

          (f) Pledgor agrees to register the pledge of the Pledged Shares of each of Viskase Brazil and Viskase Europe on the books of each such Company.

SECTION 5.  Further Assurances, Etc.  (a)  The Pledgor agrees that at
            ------------------------
any time and from time to time, at the cost and expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect the Lien granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          (b) The Pledgor agrees to defend the title to the Pledged Collateral and the Lien thereon of the Agent against the claim of any other Person and to maintain and preserve such Lien until indefeasible payment in full of all of the Guaranteed Obligations.

     SECTION 6.  Voting Rights; Dividends; Etc.
                 ------------------------------

          (a) As long as no Event of Default shall have occurred and be continuing (and, in the case of subsection (a)(i) of this Section 6, as
                                                          ---------
long as no notice thereof shall have been given by the Agent to the Pledgor):

          (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Financing Agreement or any other Loan Document; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such right if such action could reasonably be expected to have a material adverse effect on the value of the Pledged Collateral consisting of the capital stock of any Subsidiary of Pledgor.

          (ii) The Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral, other than any and all:

                 (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral;

                 (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus; and

                  (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral,


     all of which shall be forthwith delivered to the Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

          (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of an Event of Default (and, in the case of subsection (a)(i) of this
Section 6, upon notice thereof given by the Agent to the Pledgor):
---------

          (i) Upon notice by the Agent to the Pledgor, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
     Section 6(a)(i) above shall cease, and all such rights shall
     ---------------
     thereupon become vested in the Agent who shall thereupon have the sole right to exercise such voting and other consensual rights;

          (ii) All rights of the Pledgor to receive the dividends which it would otherwise be authorized to receive and retain pursuant to
     Section 6(a)(ii) above shall cease, and all such rights shall
     ----------------
     thereupon become vested in the Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends;

          (iii) All dividends which are received by the Pledgor contrary to the provisions of paragraph (ii) of this Section 6(b)
                                                          ------------
     shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement); and

           (iv) The Pledgor shall, if necessary to permit the Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i) above and to receive all
                          ---------------
     dividends and distributions which it may be entitled to receive under Section 6(b)(ii) above, execute and deliver to the Agent,
           ----------------
     from time to time and upon written notice of the Agent, appropriate proxies, dividend payment orders and other instruments as the Agent may reasonably request. The foregoing shall not in any way limit the Agent's power and authority granted pursuant to Section 8
                                                         ---------
     hereof.

     SECTION 7.  Transfers and Other Liens; Additional Shares.  (a)  The
                 --------------------------------------------
Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Permitted Liens.
          (b) The Pledgor agrees that it will (i) cause each issuer of the Pledged Shares not to issue any shares of stock or other securities in addition to or in substitution for the Pledged Shares, except, with the written consent of the Agent, to the Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all Additional Shares, and (iii) promptly (and in any event within three Business Days) deliver to the Agent a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule II hereto
                                                      -----------
(a "Pledge Amendment"), in respect of the Additional Shares, together with all certificates or instruments representing or evidencing the same. The Pledgor hereby (i) authorizes the Agent to attach each Pledge Amendment to this Pledge Agreement, (ii) agrees that all Additional Shares listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder constitute Pledged Shares, and (iii) is deemed to have made, upon such delivery, the representations and warranties contained in Section 4 hereof with respect to such Pledged Collateral.
             ---------

SECTION 8.  Agent Appointed Attorney-in-Fact and Proxy.  The Pledgor
            ------------------------------------------
hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact and proxy with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Agent's discretion upon the occurrence and during the continuance of any Event of Default, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution or payment in respect of the Pledged Collateral or any part thereof and to give full discharge of the same and to vote or grant any consent in respect of the Pledged Shares authorized by Section 6(b) hereof;
                                            ------------
provided, however, that the Agent will forbear from exercising the power of attorney or any of the rights granted to the Agent pursuant to this
Section 8 unless and until the Agent shall have requested that Pledgor
---------
take such action, and Pledgor shall have failed to take such action within five (5) days of its receipt of such request. The Pledgor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. This power, being coupled with an interest, is irrevocable until the Guaranteed Obligations are paid in full and all commitments under the Financing Agreement and the Loan Documents have terminated.

     SECTION 9.  Agent Perform.  If the Pledgor fails to perform any
                 -------------
agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Pledgor under
Section 12 hereof and shall constitute Guaranteed Obligations secured
----------
hereby.

     SECTION 10.  Reasonable Care.  The Agent shall be deemed to have
                  ---------------
exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that neither the Agent nor any Lender shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent or any other Lender has or is deemed to have knowledge of any such matter, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

     SECTION 11.  Remedies Upon Default.  If any Event of Default shall
                  ---------------------
have occurred and be continuing:

          (a) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code (the "Code") in effect in the State of Illinois at that time, and the Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Agent or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against the Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

          (b) If the Agent shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to this Section 11,
                                                           ----------
the Pledgor agrees that, upon request of the Agent, the Pledgor will, at its own cost and expense:

                 (i) execute and deliver, and use its best efforts to cause each issuer of the Pledged Shares and its directors and officers to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, necessary or advisable to register such Pledged Shares under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission ("SEC") applicable thereto;

                   (ii) use its best efforts to qualify the Pledged Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Agent;

                    (iii) make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of section 11(a) of the Securities Act; and

                     (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Agent by reason of the failure by the Pledgor to perform any of the covenants contained in this
Section 11 and, consequently, agrees that, if the Pledgor shall fail to
----------
perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date the Agent shall demand compliance with this Section.

          (c) The Pledgor recognizes that, by reason of the aforementioned requirements and certain prohibitions contained in the Securities Act and applicable state securities laws, the Agent may, at its option, elect not to require the Pledgor to register all or any part of the Pledged Collateral and may therefore be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor would agree to do so.

            (d) If the Agent determines to exercise its right to sell any or all of the Pledged Collateral pursuant to this Section 11, upon
                                                      ----------
written request, the Pledgor shall, from time to time, furnish to the Agent all such information as the Agent may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Agent as exempt transactions under the Securities Act and rules of the SEC thereunder, as the same are from time to time in effect.

           (e)  Subject to the requirements set forth in the Loan
Documents, any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged
Collateral shall be applied by the Agent in the order of priorities set forth in the Loan Documents.

     SECTION 12.  Expenses.  The Pledgor will upon demand pay to the
                  --------
Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of the Agent's counsel and of any expert, and agents, which the Agent may incur in connection with
(i) the administration of this Agreement, (ii) the custody or preservation of, sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights and remedies hereunder of the Agent, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

     SECTION 13.  INTENTIONALLY DELETED.
                  ---------------------

     SECTION 14.  Amendments, Etc.  No amendment or waiver of any
                  ----------------
provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Pledgor, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 15.  No Waiver; Remedies.  (a)  No failure on the part of
                  -------------------
Agent to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or the Financing Agreement or other Loan Documents.

            (b) Failure by the Agent or any other Lender at any time or times hereafter to require strict performance by the Pledgor or any other Person of any of the provisions, warranties, terms or conditions contained in the Financing Agreement or other Loan Documents now or at any time or times hereafter executed by the Pledgor or any such other Person and delivered to any of the Agent shall not waive, affect or diminish any right of the Agent at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Agent, or any agent, officer or employee of Agent.

     SECTION 16.  Addresses for Notices.  Except as otherwise provided
                  ---------------------
herein, all notices and correspondences hereunder shall be in writing and shall be delivered and deemed to be effective in the manner and at the time set forth in Section 10 of the Security Agreement.

     SECTION 17.  Continuing Security Interest; Transfer of Guaranteed
                  ----------------------------------------------------
Obligations.  This Pledge Agreement shall create a continuing security
-----------
interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Guaranteed Obligations and the termination of any commitments under the Financing Agreement or any Loan Document, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Agent hereunder, to the benefit of and be enforceable by the Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer all or any portion of the Guaranteed Obligations owing to it to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Lender herein or otherwise with respect to such of the Guaranteed Obligations so transferred or assigned, subject, however, to compliance with the provisions of the Financing Agreement and Loan Documents in respect of assignments. Upon the payment in full of the Guaranteed Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     SECTION 18.  Governing Law; Severability Terms.  The Pledgor and
                  ---------------------------------
Agent each hereby irrevocable consents to the in personam jurisdiction of any Illinois state or federal court sitting in Chicago, Illinois, with respect to any action or proceeding arising out of or relating to this Pledge Agreement, and each hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each of the Pledgor and Agent agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced not only in Illinois, but also in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall affect either parties' right to bring any action or proceeding against the other party or its property in the courts of other jurisdictions or otherwise in accordance with the laws of other jurisdictions. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement. Unless otherwise defined herein, terms defined in Article 9 of the Uniform Commercial Code as in effect in the State of Illinois are used herein as therein defined.

     SECTION 19.  WAIVER OF JURY TRIAL.  THE PLEDGOR AND THE AGENT
                  --------------------   -------------------------
HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY
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AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY
----------------------------------------------------------------
LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH,
-------------------------------------------------------------------
THIS AGREEMENT.
---------------

     SECTION 20.  Section Titles.  The Section titles contained in this
                  --------------
Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement.


                  [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                          VISKASE HOLDING CORPORATION, a
                          Delaware corporation


                          By:
                              --------------------------------
                          Its:
                              --------------------------------



ACCEPTED AND ACKNOWLEDGED:

THE CIT GROUP/BUSINESS CREDIT, INC.,
a New York corporation, as Agent


By:
    ---------------------------
Its:
    ---------------------------